                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                         Settlement Date              1/31/2003
                                         Determination Date           2/12/2003
                                         Distribution Date            2/18/2003


I.      All Payments on the Contracts                                                                         5,534,789.68
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                     106,581.60
III.    Repurchased Contracts                                                                                         0.00
IV.     Investment Earnings on Collection Account                                                                     1.84
V.      Servicer Monthly Advances                                                                                85,743.56
VI.     Distribution from the Reserve Account                                                                         0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                      30,846.94
VIII.   Transfers to the Pay-Ahead Account                                                                      (33,698.56)

IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                     (1.84)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                       0.00
X. Deposit in error                                                                                                   0.00

Total available amount in Collection Account                                                                $ 5,724,263.22
                                                                                                            ==============


DISTRIBUTION AMOUNTS                                             Cost per $1000
----------------------------------------------                   ---------------

1.    (a) Class A-1 Note Interest Distribution                                               0.00
      (b) Class A-1 Note Principal Distribution                                              0.00
          Aggregate Class A-1 Note Distribution                     0.00000000                                        0.00

2.    (a) Class A-2 Note Interest Distribution                                               0.00
      (b) Class A-2 Note Principal Distribution                                              0.00
          Aggregate Class A-2 Note Distribution                     0.00000000                                        0.00

3.    (a) Class A-3 Note Interest Distribution                                               0.00
      (b) Class A-3 Note Principal Distribution                                              0.00
          Aggregate Class A-3 Note Distribution                     0.00000000                                        0.00

4.    (a) Class A-4 Note Interest Distribution                                               0.00
      (b) Class A-4 Note Principal Distribution                                              0.00
          Aggregate Class A-4 Note Distribution                     0.00000000                                        0.00

5.    (a) Class A-5 Note Interest Distribution                                               0.00
      (b) Class A-5 Note Principal Distribution                                              0.00
          Aggregate Class A-5 Note Distribution                     0.00000000                                        0.00

6.    (a) Class A-6 Note Interest Distribution                                               0.00
      (b) Class A-6 Note Principal Distribution                                              0.00
          Aggregate Class A-6 Note Distribution                     0.00000000                                        0.00

7.    (a) Class A-7 Note Interest Distribution                                               0.00
      (b) Class A-7 Note Principal Distribution                                              0.00
          Aggregate Class A-7 Note Distribution                     0.00000000                                        0.00

8.    (a) Class A-8 Note Interest Distribution                                               0.00
      (b) Class A-8 Note Principal Distribution                                              0.00
          Aggregate Class A-8 Note Distribution                     0.00000000                                        0.00

9.    (a) Class A-9 Note Interest Distribution                                         188,835.59
      (b) Class A-9 Note Principal Distribution                                      4,685,944.70
          Aggregate Class A-9 Note Distribution                    79.91443093                                4,874,780.29

10.   (a) Class A-10 Note Interest Distribution                                        345,041.67
      (b) Class A-10 Note Principal Distribution                                             0.00
          Aggregate Class A-10 Note Distribution                    5.30833333                                  345,041.67

11.   (a) Class B Certificate Interest Distribution                                    244,679.31
      (b) Class B Certificate Principal Distribution                                         0.00
          Aggregate Class B Certificate Distribution                5.45000000                                  244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                               60,729.23
       (b)  Reimbursement of prior Monthly Advances                                    133,557.71
               Total Servicer Payment                                                                           194,286.94

13.  Deposits to the Reserve Account                                                                             65,475.02

Total Distribution Amount                                                                                    $5,724,263.22
                                                                                                             =============


Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA)
           from Excess Collections                                                           9,333.01
      (b)  Amounts to the Sellers (Chase
           Manhattan Bank) from Excess Collections                                          63,410.60
      (c)  Distribution from the Reserve
           Account to the Sellers(Chase USA)                                                     0.00
      (d)  Distribution from the Reserve
           Account to the Sellers(Chase Manhattan Bank)                                          0.00
             Total Amounts to Sellers
            (Chase USA & Chase Manhattan Bank) =                                                                        $72,743.61
                                                                                                                       ===========


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                             0.00
        (b) Class A-2 Notes    @              5.852%                                             0.00
        (c) Class A-3 Notes    @              5.919%                                             0.00
        (d) Class A-4 Notes    @              6.020%                                             0.00
        (e) Class A-5 Notes    @              6.050%                                             0.00
        (f) Class A-6 Notes    @              6.130%                                             0.00
        (g) Class A-7 Notes    @              6.140%                                             0.00
        (h) Class A-8 Notes    @              6.230%                                             0.00
        (i) Class A-9 Notes    @              6.320%                                       188,835.59
        (j) Class A-10 Notes   @              6.370%                                       345,041.67
                     Aggregate Interest on Notes                                                                       533,877.25
        (k) Class B Certificates @            6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                      0.00
        (b) Class A-2 Notes                                                                      0.00
        (c) Class A-3 Notes                                                                      0.00
        (d) Class A-4 Notes                                                                      0.00
        (e) Class A-5 Notes                                                                      0.00
        (f) Class A-6 Notes                                                                      0.00
        (g) Class A-7 Notes                                                                      0.00
        (h) Class A-8 Notes                                                                      0.00
        (i) Class A-9 Notes                                                                      0.00
        (j) Class A-10 Notes                                                                     0.00
        (k) Class B Certificates                                                                 0.00

3.   Total Distribution of Interest                            Cost per $1000
                                                               --------------
        (a) Class A-1 Notes                                      0.00000000                      0.00
        (b) Class A-2 Notes                                      0.00000000                      0.00
        (c) Class A-3 Notes                                      0.00000000                      0.00
        (d) Class A-4 Notes                                      0.00000000                      0.00
        (e) Class A-5 Notes                                      0.00000000                      0.00
        (f) Class A-6 Notes                                      0.00000000                      0.00
        (g) Class A-7 Notes                                      0.00000000                      0.00
        (h) Class A-8 Notes                                      0.00000000                      0.00
        (i) Class A-9 Notes                                      3.09566536                188,835.59
        (j) Class A-10 Notes                                     5.30833333                345,041.67
              Total Aggregate Interest on Notes                                                                       533,877.25
        (k) Class B Certificates                                 5.45000000                                           244,679.31



                  PRINCIPAL
----------------------------------------------
                                                              No. of Contracts
                                                              ----------------
1.   Amount of Stated Principal Collected                                                1,897,874.41
2.   Amount of Principal Prepayment Collected                       157                  2,497,806.37
3.   Amount of Liquidated Contract                                   13                    290,263.92
4.   Amount of Repurchased Contract                                   0                          0.00

       Total Formula Principal Distribution Amount                                                                  4,685,944.70

5. Principal Balance before giving effect to
   Principal Distribution                                                                 Pool Factor
                                                                                          -----------
        (a) Class A-1 Notes                                                                 0.0000000                       0.00
        (b) Class A-2 Notes                                                                 0.0000000                       0.00
        (c) Class A-3 Notes                                                                 0.0000000                       0.00
        (d) Class A-4 Notes                                                                 0.0000000                       0.00
        (e) Class A-5 Notes                                                                 0.0000000                       0.00
        (f) Class A-6 Notes                                                                 0.0000000                       0.00
        (g) Class A-7 Notes                                                                 0.0000000                       0.00
        (h) Class A-8 Notes                                                                 0.0000000                       0.00
        (i) Class A-9 Notes                                                                 0.5877846              35,854,858.25
        (j) Class A-10 Notes                                                                1.0000000              65,000,000.00
        (k) Class B Certificates                                                            1.0000000              44,895,285.54


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7. Principal Distribution                                         Cost per $1000
                                                                  --------------
        (a) Class A-1 Notes                                         0.00000000                                               0.00
        (b) Class A-2 Notes                                         0.00000000                                               0.00
        (c) Class A-3 Notes                                         0.00000000                                               0.00
        (d) Class A-4 Notes                                         0.00000000                                               0.00
        (e) Class A-5 Notes                                         0.00000000                                               0.00
        (f) Class A-6 Notes                                         0.00000000                                               0.00
        (g) Class A-7 Notes                                         0.00000000                                               0.00
        (h) Class A-8 Notes                                         0.00000000                                               0.00
        (i) Class A-9 Notes                                        76.81876557                                       4,685,944.70
        (j) Class A-10 Notes                                        0.00000000                                               0.00
        (k) Class B Certificates                                    0.00000000                                               0.00

8. Principal Balance after giving
   effect to Principal Distribution                                                     Pool Factor
                                                                                        -----------
        (a) Class A-1 Notes                                                               0.0000000                          0.00
        (b) Class A-2 Notes                                                               0.0000000                          0.00
        (c) Class A-3 Notes                                                               0.0000000                          0.00
        (d) Class A-4 Notes                                                               0.0000000                          0.00
        (e) Class A-5 Notes                                                               0.0000000                          0.00
        (f) Class A-6 Notes                                                               0.0000000                          0.00
        (g) Class A-7 Notes                                                               0.0000000                          0.00
        (h) Class A-8 Notes                                                               0.0000000                          0.00
        (i) Class A-9 Notes                                                               0.5109658                 31,168,913.55
        (j) Class A-10 Notes                                                              1.0000000                 65,000,000.00
        (k) Class B Certificates                                                          1.0000000                 44,895,285.54


                  POOL DATA                                                                     Aggregate
----------------------------------------------                           No. of Contracts  Principal Balance
                                                                         ----------------  ------------------
1.   Pool Stated Principal Balance as of                    1/31/2003         6,231         141,064,199.09

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                  -------------
              (a) 31-59 Days                                                    55               980,099.68           0.695%
              (b) 60-89 Days                                                    29               573,564.35           0.407%
              (c) 90-119 Days                                                   25               454,027.83           0.322%
              (d) 120 Days +                                                    60             1,539,345.39           1.091%

3.   Contracts Repossessed during the Due Period                                7                446,780.29

4.   Current Repossession Inventory                                             14               726,579.43

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables               13               290,263.92
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               106,581.60
                                                                                              ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  183,682.32

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     183,682.32

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)        1,227                                 19,283,960.87

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.171%

9.   Weighted Average Remaining Term to Maturity of
     all Outstanding Contracts                                                                                             75.800

              TRIGGER ANALYSIS
----------------------------------------------

1.  (a) Average Delinquency Percentage                    2.401%
    (b) Delinquency Percentage Trigger in effect ?                       YES

2.  (a)  Average Net Loss Ratio                           0.041%
    (b)  Net Loss Ratio Trigger in effect ?                               NO
    (c)  Net Loss Ratio (using ending Pool Balance)       0.115%

3.  (a) Servicer Replacement Percentage 0.104%
    (b) Servicer Replacement Trigger in effect ?                          NO



                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                        60,729.23

2.    Servicer Advances                                                                                             85,743.56

3.    (a)  Opening Balance of the Reserve Account                                                                8,973,952.86
      (b)  Deposits to the Reserve Account                                              65,475.02
      (c)  Investment Earnings in the Reserve Account                                    7,268.59
      (d)  Distribution from the Reserve Account                                       (72,743.61)
      (e)  Ending Balance of the Reserve Account                                                                 8,973,952.86

4.    Specified Reserve Account Balance                                                                          8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                107,369.10
      (b)  Deposits to the Pay-Ahead Account
           from the Collection Account                                                  33,698.56
      (c)  Investment Earnings in the Pay-Ahead Account                                      0.00
      (d)  Transfers from the Pay-Ahead Account
           to the Collection Account                                                   (30,846.94)
      (e)  Ending Balance in the Pay-Ahead Account                                                                 110,220.72
